Exhibit 10.3.6

AMENDMENT NUMBER SIX

TO THE

FIRSTBANK PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN

WHEREAS, Section 13.1[b] of the FirstBank Profit Sharing and Employee Stock Ownership Plan (the “Plan”) provides that the Company may amend the Plan.

NOW THEREFORE, the Company hereby amends the Plan by the adoption of following amendments:

1.                                      Section 5.1[c] is amended to read in its entirety, effective January 1, 2004:

[c]                                  Non-ESOP Matching Contributions:                                           The Company’s Non-ESOP Matching Contribution will be allocated to each Participant as a percentage of such Participant’s elective deferral contributions to the Plan for the Plan Year.  A Participant will be entitled to share in the allocation of the Non-ESOP Matching Contribution for the Plan Year if, during the Plan Year, the Participant completes 1,000 or more Hours of Service and is employed by the Company on the last day of the Plan Year.  For the first Plan Year of participation in the Plan, the 1,000 Hours of Service requirement in the preceding sentence will be prorated based on the number of days the Participant was employed during that Plan Year.  However, Non-ESOP Matching Contributions for the Plan Year in which a Participant attains Normal Retirement Age, Early Retirement Age, or Late Retirement Age and terminates employment, or dies, will be allocated to such Participant regardless of the Hours of Service the Participant completes during such Plan Year and regardless of whether the Participant is employed on the last day of the Plan Year.

2.                                       Effective January 1, 2004, Section 5.1[d] is renumbered to read Section 5.1[e] and Section 5.1[e] is renumbered to read Section 5.1[f].

3.                                      New Section 5.1[d] is added to the Plan to read in its entirety, effective January 1, 2004:

[d]                                 ESOP Matching Contributions:                     The Company’s ESOP Matching Contribution will be allocated to each Participant per the ratio that the Participant’s Compensation for the Plan Year bears to total Compensation of all Participants entitled to share in the allocation of the ESOP Matching Contribution for the Plan Year.  A Participant will be entitled to share in the allocation of the ESOP Matching Contribution for the Plan Year if, during the Plan Year, the Participant makes elective deferral contributions to the Plan that are equal to or greater than 2% of his or her Compensation, the Participant completes 1,000 or more Hours of Service, and the Participant is employed by the Company on the last day of the Plan Year.  For the first Plan Year of participation in the Plan, the 1,000 Hours of Service requirement in the preceding sentence will be prorated based on the number of days the Participant was employed during that Plan Year.  However, ESOP Matching Contributions for the Plan Year in which a Participant attains Normal Retirement Age, Early Retirement Age, or Late Retirement Age and terminates employment, or dies, will be allocated to such Participant regardless of the Hours of Service the Participant completes during such Plan Year and regardless of whether the Participant is employed on the last day of the Plan Year.

4.                                      Renumbered Section 5.1[e] of the Plan is amended to read in its entirety, effective January 1, 2004:

[e]                                  Allocation of Forfeitures:      To the extent that forfeitures of Participants’ forfeitable Accounts are not subject to the restoration provisions of sections 5.4[h] and 8.4, forfeitures of a Participant’s forfeitable account will be allocated as follows: Forfeitures attributable to Non-ESOP Matching Contributions will be used to reduce the Company’s Non-ESOP Matching Contribution to the Plan for the Plan Year in which the forfeiture occurs.  Forfeitures attributable to ESOP Matching Contributions will be allocated as additional ESOP Matching Contributions for the Plan Year in which the forfeiture occurs.  Forfeitures attributable to Profit-Sharing Contributions will be allocated as additional Profit-Sharing Contributions under section 5.1[a].

5.                                      Section 4.1[b] is amended by inserting the following at the end of the last sentence, effective January 1, 2004:

Matching Contributions made to the ESOP Accounts in the Plan shall be referred to as “ESOP Matching Contributions” and all other Matching Contributions shall be referred to as “Non-ESOP Matching Contributions.”  The term “Matching Contributions” hereinafter refers to ESOP Matching Contributions and Non-ESOP Matching Contributions collectively, unless otherwise indicated.

6.                                      Any inconsistent provisions of the Plan shall be read consistent with this amendment.

IN WITNESS WHEREOF, the undersigned officers being duly authorized by the Board of Directors of FirstBank and Access Anytime Bancorp, Inc., hereby approve and adopt this Amendment as of the date first set forth below.

FIRSTBANK

	By:	/s/ Don K. Padgett

	Title:	President

	Date:	03/26/04

Attest:

/s/ Kathy Allenberg 03/26/04

ACCESS ANYTIME BANCORP, INC.

	By:	/s/ Norman R. Corzine

	Title:	Chairman of the Board

	Date:	03/26/04

Attest:

/s/ Kathy Allenberg 03/26/04